UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 7, 2016

GUIDED THERAPEUTICS, INC.

 (Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-22179 (Commission File Number)	58-2029543 (IRS Employer Identification No.)

5835 Peachtree Corners East, Suite D Norcross, Georgia (Address of principal executive offices)		30092 (Zip Code)

Registrant’s telephone number, including area code: (770) 242-8723

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01	Entry Into a Material Definitive Agreement

Amendment #8

On March 7, 2016, Guided Therapeutics, Inc. entered into an amendment agreement with the holders of its secured promissory notes, originally issued September 10, 2014 (“Amendment #8”), in order to eliminate the volume limitations on sales of common stock issued or issuable upon conversion of the secured promissory notes.

The description of Amendment #8 does not purport to be complete and is qualified in its entirety by the full text of Amendment #8, attached as Exhibit 10.1 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d)           Exhibits.

Number	Exhibit
10.1	Amendment #8 to Secured Promissory Note

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GUIDED THERAPEUTICS, INC.

/s/ Gene S. Cartwright_______________________
By: Gene S. Cartwright, Ph.D.
President and Chief Executive Officer
Date: March 7, 2016

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EXHIBIT INDEX

Number	Exhibit
10.1	Amendment #8 to Secured Promissory Note

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